UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

DOCUMENT SECURITY SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 300

ROCHESTER, NEW YORK 14623

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of Document Security Systems, Inc. (the “Company”, “we”, “us” or “our”) will be held on December 9, 2019, at 10:30 a.m. (Eastern Standard Time) at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York, 10017, for the purposes of:

1.	Electing seven directors to the Company’s Board of Directors;

2.	Ratifying the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	Approving the Company’s 2020 Equity Incentive Plan (the “2020 Incentive Plan”);

4.	Conducting an advisory vote on executive compensation;

5.	Conducting an advisory vote on the frequency of future advisory votes on executive compensation; and

6.	Transacting such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on November 4, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

This year, we are delivering paper copies of our proxy materials to stockholders. Accordingly, you are receiving all proxy materials by mail. These proxy materials include the proxy statement, a WHITE proxy card and our Annual Report on Form 10-K, as amended. These proxy materials will be mailed on or about *, 2019 to the stockholders of record on the Record Date

The Company’s Annual Report on Form 10-K, as amended and the proxy statement, along with any amendments to the foregoing materials that are required to be furnished to stockholders, will be available at www.proxyvote.com.

By order of the Board of Directors

Wei Heng Fai Ambrose Chan Chairman of the Board

WHETHER OR NOT YOU PLAN ON ATTENDING THE ANNUAL MEETING IN PERSON, PLEASE VOTE USING THE WHITE PROXY CARD AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

2

DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 300

ROCHESTER, NEW YORK 14623

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 9, 2019

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these proxy materials?

The proxy materials describe the proposals on which our Board of Directors would like you, as a stockholder, to vote at the Annual Meeting. The materials provide you with information on these proposals so that you can make an informed decision.

Who can vote at the Annual Meeting of Stockholders?

Stockholders who owned shares of common stock of the Company, par value $0.02 per share (the “Common Stock”), as of November 4, 2019, the Record Date, may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were [  ] shares of Common Stock outstanding as of the Record Date. All shares of Common Stock shall vote together as a single class.

What is the proxy card?

The proxy card enables you to appoint the persons named therein as your representative to vote your shares at the Annual Meeting, and to provide specific instructions as to how you wish your shares to be voted. By completing and returning the WHITE proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the WHITE proxy card. By providing specific voting instructions for each proposal identified on the WHITE proxy card, your shares will be voted in accordance with your wishes whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we suggest that you complete and return your WHITE proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on a proxy card, your appointed representative will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of the Company’s Board of Directors, on the ratification of the appointment of Company’s independent registered public accountants for the fiscal year ending December 31, 2019, for approval of the Company’s 2020 Incentive Plan, for approval of the compensation as disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table, and on the frequency of future advisory votes on executive compensation. We may also transact any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that the stockholders vote “For” each of the nominees for director named below, “For” the ratification of the appointment of the Company’s independent registered public accountants for the fiscal year ending December 31, 2019, “For” approval of the 2020 Incentive Plan, “For” approval of executive compensation as disclosed in this Proxy Statement, and for “one year” with respect to the frequency of advisory votes on executive compensation.

3

How are proxy materials being made available to shareholders?

We have opted to provide our materials pursuant to the full set delivery option in connection with the Annual Meeting. Under the full set delivery option, a company delivers all proxy materials to its shareholders. The approximate date on which the proxy statement and proxy card are intended to be first sent or given to the Company’s shareholders (each a “Shareholder”, and collectively, the “Shareholders”) is [*], 2019. This delivery can be by mail or, if a shareholder has previously agreed, by e-mail. In addition to delivering proxy materials to shareholders, the Company must also post all proxy materials on a publicly accessible website and provide information to shareholders about how to access that website. Accordingly, you should have received our proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include this Notice of Annual Meeting of Stockholders, proxy statement, and proxy card. These materials are available free of charge at www.proxyvote.com.

What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Registered Stockholders (Stockholders of Record)

If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, you are a stockholder of record who may vote at the Annual Meeting. As the stockholder of record, you have the right to direct the voting of your shares by returning a WHITE proxy card to us. You may also vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign a WHITE proxy card and provide specific voting instructions to ensure that your shares will be voted at the Annual Meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name”, and our proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, broker dealer or other nominee holder. If you do not make this request, you can still vote by following the voting instructions in the materials you received from your brokerage firm, bank, broker dealer or other nominee; however, you will not be able to vote in person at the Annual Meeting.

How do I vote?

Stockholders of record (also called registered stockholders) may vote by any of the following methods:

A. By mail: you may vote by completing the WHITE proxy card with your voting instructions and returning it in the postage-paid envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

4

If we receive your WHITE proxy card prior to the Annual Meeting date and you have marked your voting instructions on the WHITE proxy card, your shares will be voted:

●	as you instruct, and

●	as your proxy representative may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

B. By Internet: read the proxy materials and follow the instructions provided on the proxy card.

C. By toll-free telephone: read the proxy materials and call the toll free number provided in the instructions on the proxy card.

D. In person at the Annual Meeting.

If your shares are held in the name of a broker, bank, broker dealer or other nominee holder of record, you may vote by any of the following methods:

A. By Mail: you may vote by completing the voting instruction form with your voting instructions and returning it to your broker, bank, broker dealer or other nominee holder of record prior to the Annual Meeting.

B. By Internet: You may vote via the Internet by following the instructions provided in the materials you received from your nominee holder.

C. By toll-free telephone: You may vote by calling the toll free telephone number provided in the materials you received from your nominee holder.

D In Person: If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the nominee organization that holds your shares.

What does it mean if I receive more than one WHITE proxy card or voting instruction form?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all WHITE proxy cards, and provide your voting instructions, to ensure that all of your shares are voted for each of the proposals.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;
●	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting;
●	[voting again via the internet or by toll free telephone by following the instructions on the proxy card;]
●	attending the Annual Meeting and voting in person

Please note, however, that if your shares are held of record by a brokerage firm, bank, broker dealer or other nominee, you must instruct your broker, bank, broker dealer or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank, broker dealer or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank, broker dealer or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

5

How are votes counted?

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of transacting business at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on. Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to any matters, as well as shares voted “ONE YEAR”, “TWO YEARS”, or “THREE YEARS” with respect to the advisory vote on the frequency of future advisory votes on executive compensation.

Assuming the presence of a quorum at the meeting:

●	Director nominees must receive a majority of the votes cast on such director’s election, which means that the nominee must receive more “FOR” votes than “WITHHOLD” votes. If there are more than seven nominees, directors will instead be elected by a plurality vote, which means that the seven nominees receiving the most “FOR” votes will be elected. In either case, abstentions and broker non-votes will have no effect on the outcome of the vote.

●	The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting for this proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. A broker may vote on the ratification of the independent registered public accounting firm if a beneficial owner does not provide instructions; therefore, no broker non-votes are expected to exist in connection with Proposal Two.

●	The approval of the Company’s 2020 Incentive Plan will be decided by the affirmative vote of a majority of the votes cast on this proposal at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

●	The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the votes cast on this proposal at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. However, the stockholder vote on this matter will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by the Board on executive compensation.

●	With regard to the advisory vote on the frequency of future advisory votes on executive compensation (Proposal 5), votes on the preferred voting frequency may be cast by choosing the option of one year, two years, three years, or “abstain” in response to this proposal. The vote on this proposal is not a vote to approve or disapprove the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting

We strongly encourage you to vote your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

6

Where do I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. We will also file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Annual Meeting disclosing the final voting results.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, Document Security Systems, Inc., 200 Canal View Boulevard, Suite 300, Rochester, New York 14623, with any questions about proposals described in this Proxy Statement or how to execute your vote.

You can also contact our proxy solicitor, The Proxy Advisory Group, LLC, with any questions or for assistance voting, at:

The Proxy Advisory Group, LLC

18 East 41st Street, Suite 2000

New York, New York 10017

1-212-616-2180

7

DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 300

ROCHESTER, NEW YORK 14623

PROXY STATEMENT

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York, 10017, on December 9, 2019, at 10:30 a.m. (Eastern Standard Time) and at any adjournments or postponements thereof. Whether or not you expect to attend the Annual Meeting in person, please vote by returning your executed WHITE proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your instructions.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by i) attending the Annual Meeting and voting the shares of stock in person, ii) delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy, iii) signing another proxy card with a later date and returning it before the polls close at the Annual Meeting, or iv) voting again via the internet or by toll free telephone by following the instructions on the proxy card.

RECORD DATE

Stockholders of record at the close of business on November 4, 2019 (the “Record Date”) will be entitled to vote at the Annual Meeting.

ACTION TO BE TAKEN UNDER PROXY

In the case of the Company receiving a WHITE signed proxy (“Proxy”) from a registered stockholder containing voting instructions “FOR” the election of each of the nominated directors, “FOR” Proposals 2, 3 and 4, and “one year” for Proposal 5, the person named in the Proxy (Frank D. Heuszel, Chief Executive Officer of the Company), will vote:

(1)	FOR the election of the persons named herein as nominees for directors of the Company;

(2)	FOR ratification of the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

(3)	FOR approval of the Company’s 2020 Incentive Plan;

(4)	FOR approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table;

(5)	“one year” with respect to the frequency of advisory votes on executive compensation; and

(6)	According to their judgment on the transaction of such matters or other business as may properly come up for vote at the Annual Meeting or any adjournments or postponements thereof.

If the giver of the Proxy provides voting instructions to cast a vote “AGAINST” any or all of the nominated directors in Proposal 1, “AGAINST” Proposals 2, 3, or 4, or for a preferred frequency of future votes on executive compensation different than “one year” for Proposal 5, the Proxy Representative will vote such shares accordingly. If the giver of the Proxy provides voting instructions to “ABSTAIN” from voting on any or all of the above proposals, the Proxy Representative will accordingly abstain from voting the shares. For registered stockholders, if no specific voting instructions are given to the Proxy Representative, then the Proxy Representative will vote “FOR” the election of the director nominees set forth in Proposal 1, “FOR” Proposals 2, 3, and 4, and for “one year” on Proposal 5, and according to their judgment on any other matters properly submitted for a vote at the Annual Meeting.

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Common Stock as of November 4, 2019 by each person known by the Company to beneficially own more than 5% of the Common Stock, each director, director nominee and each of the executive officers named in the Summary Compensation Table (see “Executive Compensation” below), and by all of the Company’s directors, director nominees and executive officers as a group. Each person has sole voting and dispositive power over the shares listed opposite his or her name except as indicated in the footnotes to the table and each person’s address is c/o Document Security Systems, Inc., 200 Canal View Boulevard, Suite 300, Rochester, New York 14623.

For purposes of this table, beneficial ownership is determined in accordance with the Securities and Exchange Commission rules, and includes investment power with respect to shares owned and shares issuable pursuant to warrants or options exercisable within 60 days of November 4, 2019.

The percentages of shares beneficially owned are based on 36,180,557 shares of our Common Stock issued and outstanding as of November 4, 2019, and is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on November 4, 2019, plus (b) the number of shares such person has the right to acquire within 60 days of November 4, 2019.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Heng Fai Ambrose Chan (1)	11,493,641	31.77%
Frank Heuszel	74,770	*
Joseph Sanders	441,939	1.22%
Sassuan Lee		-
Jose Escudero		-
John Thatch	30,575	*
Lowell Wai Wah	40,767	*
William Wu		*
Jason Grady	74,770	*
Daniel DelGiorno
All officers and directors as a group (10 persons)	12,156,462	33.60%
5% Shareholders
Heng Fai Ambrose Chan	See Above	See Above

* Less than 1%.

(1) Includes 2,077,682 individually owned shares of the Company’s Common Stock, 500,000 shares of the Company’s Common Stock owned by BMI Capital Partners International Limited, 1,786,531 shares of the Company’s Common Stock owned by Heng Fai Holdings Limited, 6,446,428 shares of the Company’s Common Stock owned by LiquidValue Development Pte Ltd, and 683,000 shares of the Company’s Common Stock owned by Hengfai Business Development Pte. Ltd. Mr. Chan has dispositive power over all of these shares.

9

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2018, all Reporting Persons were in compliance with the applicable requirements of Section 16(a) of the Exchange Act.

Transactions with Related Persons

Heng Fai Holdings Limited purchased 800,000 shares of restricted common stock of the Company on September 8, 2017 in a private offering. The purchase price was $0.75 per share. As part of this private offering, Heng Fai Holdings Limited also received a warrant to purchase up to 160,000 additional shares of the Company’s common stock at an exercise price of $1.00 per share. Mr. Heng Fai Ambrose Chan is an officer and owner of Heng Fai Holdings Limited and has dispositive power over the shares. Mr. Chan is a director of the Company and a related party.

On September 12, 2017, Hengfai Business Development Pte Ltd received 683,000 shares of restricted common stock of the Company in connection with a Securities Exchange Agreement between the Company and Hengfai Business Development Pte Ltd. Mr. Heng Fai Ambrose Chan is the Chief Executive Officer and owner of Hengfai Business Development Pte Ltd and has dispositive power over the shares. Mr. Chan is a director of the Company and a related party.

On September 12, 2017, BMI Capital Partners International Limited exercised a warrant and purchased 200,000 shares of restricted common stock of the Company, at an exercise price of $0.75 per share. Mr. Heng Fai Ambrose Chan is a director of BMI Capital Partners International Limited and has dispositive power over the shares. Mr. Chan is a director of the Company and a related party.

On December 13, 2017, Heng Fai Holdings Limited exercised a warrant and purchased 160,000 shares of restricted common stock of the Company, at an exercise price of $1.00 per share. Mr. Heng Fai Ambrose Chan is an officer and owner of Heng Fai Holdings Limited and has dispositive power over the shares. Mr. Chan is a director of the Company and a related party.

On March 1, 2018, the Company entered into an Outsource Technology Development Agreement (the “Agreement”) with HotApp International Ltd., which may be terminated by either party on 30-days’ notice. The purpose of the Agreement is to facilitate the Company’s development of a software application to be included as part of the Company’s AuthentiGuard® Technology suite. Under the Agreement, the Company agreed to pay $23,000 per month for access to HotApp International Ltd.’s software programmers. The Company made its last payment under the Agreement in August 2018. Mr. Heng Fai Ambrose Chan is a principal owner of HotApp International Ltd and, as a director of the Company, is a related party.

On March 30, 2018, Joseph Sanders completed the purchase of 400,000 shares of restricted common stock of the Company pursuant to a Securities Purchase Agreement with the Company dated August 30, 2017, and received an immediately exercisable warrant to purchase up to an additional 80,000 shares of the Company’s common stock at an exercise price of $1.00 per share. Mr. Sanders currently is a director of the Company and a related party.

On May 31, 2019, the Company issued and sold an unsecured promissory note to LiquidValue Development Pte Ltd, an entity owned by Mr. Chan, in the principal amount of $650,000. Proceeds from the note were used for general corporate purposes. This Note was paid in full on June 12, 2019.

On November 1, 2019, the Company entered into and closed on a subscription agreement (the “Subscription Agreement”) with Mr. Fai Heng Chan, Chairman of the Board of Directors of the Company. Pursuant to the Subscription Agreement, Mr. Chan purchased 6,000,000 shares of the Company’s common stock at a purchase price of $0.3037 per share, resulting in gross proceeds to the Company of $1,822,200, before deductions for placement agent fees and other expenses.

10

Review, Approval or Ratification of Transactions with Related Persons

The Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations. The Board has adopted formal standards to apply when it reviews, approves or ratifies any related party transaction. In addition, the Board applies the following standards to such reviews: (i) all related party transactions must be fair and reasonable and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board and (ii) all related party transactions should be authorized, approved or ratified by the affirmative vote of a majority of the directors who have no interest, either directly or indirectly, in any such related party transaction.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

The Company’s By-laws, as amended, specify that the number of directors shall be at least three and no more than eleven persons, unless otherwise determined by a vote of the majority of the Board of Directors. Effective December 9, 2019, the Board has reduced the number of directors from nine to seven. Each director of the Company serves for a one-year term (or until the next annual meeting of stockholders) or until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. There are no familial relationships among any of our directors or nominees. Except as indicated below, none of the nominees is a director in any other reporting companies. None of our nominees has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our nominees, or any associate of any such nominee is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

BOARD NOMINEES

Name	Age
Heng Fai Ambrose Chan	74
Frank D. Heuszel	63
John Thatch	57
Lowell Wai Wah	56
Sassuan Lee	48
Jose Escudero	44
William Wu	53

The principal occupation and business experience for each director nominee, for at least the past five years, is as follows:

Heng Fai Ambrose Chan has served as a director of the Company since February 12, 2017. On September 11, 2017, Mr. Chan and the Company entered into an agreement whereby Mr. Chan also serves as the Chief Executive Officer of the Company’s wholly-owned subsidiary, DSS International Inc. Mr. Chan is an expert in banking and finance, with years of experience in the industry. Mr. Chan has restructured 35 companies in various industries and countries in the past 40 years. Mr. Chan currently serves as the Chief Executive Officer of Singapore eDevelopment Limited (SED), a publicly traded company on the Singapore Stock Exchange. He also serves as a director of BMI Capital Partners International Ltd., a wholly-owned subsidiary of SED. Mr. Chan also serves on the board of Holista CollTech Limited, a publicly traded company listed on the Australian Securities Exchange.

11

Mr. Chan formerly served as (i) Managing Chairman of Heng Fai Enterprises Limited (now known as ZH International Holdings Limited) which trades on the Hong Kong Stock Exchange; (ii) the Managing Director of SGX Catalist-listed SingHaiyi Group Ltd., which under his leadership, transformed from a failing store-fixed business provider with net asset value of less than $10 million into a property trading and investment company and finally to a property development company with net asset value over $150 million before Mr. Chan ceded controlling interest in late 2012; (iii) the Executive Chairman of China Gas Holdings Limited, a formerly failing fashion retail company listed on the Hong Kong Stock Exchange, which under his direction, was restructured to become one of the few large participants in the investment in and operation of city gas pipeline infrastructure in China; (iv) a director of Global Med Technologies, Inc., a medical company listed on NASDAQ engaged in the design, development, marketing and support information for management software products for healthcare-related facilities; (v) a director of Skywest Limited, an ASX-listed airline company; and (vi) the Chairman and Director of American Pacific Bank.

In 1987, Mr. Chan acquired American Pacific Bank, a full-service U.S. commercial bank, and brought it out of bankruptcy. He recapitalized, refocused and grew the bank’s operations. Under his guidance it became a NASDAQ-listed high asset quality bank with zero loan losses for over five consecutive years before it was ultimately bought and merged into Riverview Bancorp Inc. Prior to its acquisition and merger, it was ranked #13 by the Seattle Times “Annual Northwest’s Top 100 Public Companies”, and ranked #6 in Oregon state, ahead of names such as Nike, Microsoft, Costco, AT&T Wireless and Amazon.com. Mr. Chan’s international business contacts and executive leadership experience qualifies him to serve on the Company’s Board.

Frank D. Heuszel has served as a director of the Company since July 30, 2018. Originally, Mr. Heuszel joined the DSS Board as an independent director and served as Chairman of the DSS Audit Committee. On April 11, 2019, the DSS Board appointed Mr. Heuszel as the Company’s Interim Chief Executive Officer and, on April 17, 2019, appointed him as the Company’s Interim Chief Financial Officer. On May 7, 2019, Mr. Heuszel was appointed as the Company’s permanent Chief Executive Officer. As a result of his appointment as an officer of the Company, Mr. Heuszel has been reclassified as a non-independent director.

Mr. Heuszel is a Certified Public Accountant (retired), a Certified Internal Auditor, a commercial banker, and a practicing attorney. Mr, Heuszel founded the Law Offices of Frank D. Heuszel in January of 2016, where he still practices today. Previously, he served as the Vice President and General Counsel of Patriot Bank from January 2013 through December 2015. He has over 40 years of experience in banking, accounting and finance, auditing, and turnaround management. As a banker, Mr. Heuszel served as Audit Manager, Chief Financial Officer, Senior Lender, and Director of Special Assets, Credit Officer, Director of Compliance, and General Counsel. As the Director of Special Assets for a large national banking organization, his division managed over $4.6 billion in assets. Because of his 30+ years of managing large corporate reorganization and restructures, Mr. Heuszel is recognized as an expert in the management of troubled companies.

As an attorney, Mr. Heuszel has served as general counsel for a regional Texas Bank and as a practicing attorney, his Houston based law practice provided legal and advisory services primarily focused on banking, finance, collection litigation, bankruptcy, mergers and acquisition, and corporate governance.

Mr. Heuszel’s experience and expertise in the areas of evaluating financial statements and complex financial transactions has been beneficial to the Company and well qualifies him for the roles that he serves for the Company.

Frank D. Heuszel graduated from the University of Texas at Austin from the McCombs School of Business with a BBA, and he received his JD from South Texas College of Law in 1990. Mr. Heuszel is a member of the Texas State Bar, Association of Corporate Counsel, Texas Society of Certified Public Accountants, Houston Chapter of Certified Public Accountants, and the State Bar of Texas Bankruptcy Section.

Lo Wah Wai (also known as Lowell Lo) has served as a director of the Company since April 12, 2019. Mr. Lo is currently Chairman and Managing Director of the BMI Intelligence Group Limited, a leading corporate consulting and financial services firm in the Asia Pacific Region he founded in 1995, and is responsible for the overall management, strategic planning and development of the firm. Prior to establishing BMI Intelligence Group Limited, Mr. Lo was an Audit Manager at Deloitte Touche Tohmatsu for nine years, including two years of service in Deloitte’s U.S. headquarters. Mr. Lo has extensive experience with initial public offerings and has participated in the listings of several companies including Ajisen Remen, 361 Degrees Group, Lilanz Group and IGG. Mr. Lo’s professional qualifications include Hong Kong Certified Public Accountants (CPA), American Institute of Certified Public Accountants (AICPA), Information Systems Auditor and Control Association (ISACA) and Senior International Finance Manager (SIFM). Mr. Lo is also currently an independent, non-executive board member of Chongqing Machinery & Electric Co., Ltd. and Tenfu (Cayman) Holdings Company Limited, both Hong Kong Exchange-listed companies. Mr. Lo received his bachelor’s degree in Business Administration from the Chinese University of Hong Kong and a master’s degree from the New Jersey Institute of Technology. Mr. Lo’s financial expertise and experience in the management and strategic development of various companies qualifies him to serve on the Company’s Board.

John Thatch has served as a director of the Company since May 9, 2019. Mr. Thatch is an accomplished professional and entrepreneur who has started, owned and operated several businesses in various industries and in both the public and private arena. The industries in which his companies have operated include the service, retail, wholesale, education, finance, real estate management and technology industries. Since March 2018, Mr. Thatch has served as the Chief Executive Officer and a director of Sharing Services Global Corporation, a publicly traded holding company focused in the direct selling and marketing industry. He is also a principal owner of Superior Wine & Spirits, a Florida-based company that imports, wholesales and distributes wine and liquor throughout the State of Florida. He has been involved in this business venture since February of 2016. Mr. Thatch served as Chief Executive Officer of Universal Education Strategies, Inc. from January 2009 - January 2016, an organization consisting of six companies that specialized in the development and sales of educational products and services. From 2000 - 2005, he was the Chief Executive Officer of Onscreen Technologies, Inc., currently listed on NASDAQ as CUI Global, Inc., a global leader in the development of cutting-edge thermal management technologies for integrated LED technologies, circuits and superconductors. Mr. Thatch was responsible for all aspects of the company including board and shareholder communications, public reporting and compliance with Sarbanes-Oxley, structuring and managing the firm’s financial operations, and expansion initiatives for all corporate products and services. Mr. Thatch’s public company financial and management experience in the strategic growth and development of various companies qualify him to serve on the Company’s Board.

12

Sassuan (Samson) Lee co-founded STO Global X, a technology and service provider for security token exchange solutions, in December 2017. He has served as a director of the Company since August 5, 2019. He has also served as the Chief Crypto-Economic Advisor for Gibraltar Stock Exchange and Gibraltar Blockchain Exchange since September 2017. In November 2016, Mr. Lee founded Coinstreet Partners, a consultancy firm focused on blockchain, fintech, cryptocurrency and digital assets, and has served as its Chief Executive Officer since inception. Mr. Lee previously served as Managing Director at uCast Global Asia from December 2015 through November 2016. Mr. Lee also served as the Executive Vice President of the Greater China region at Movideo from June 2015 through December 2015 and as Vice President and General Manager of the Greater China and South Asia Pacific regions at NeuLion Inc. from July 2008 through June 2015. Mr. Lee received his Bachelor of Commerce degree from the University of Toronto and his MBA and MS degrees from the Hong Kong University of Science and Technology. Mr. Lee’s extensive experience and recognized expert in the fields of technology, blockchain, cryptocurrency and fintech, combined with his experience as Chief Executive Officer and Managing Director of successful international businesses qualifies him to serve on the Company’s Board.

Jose Escudero has served as the Managing Partner at BMI  Capital Spain, a private investment bank, since September 2013. He has served as a director of the Company since August 5, 2019. Previously, Mr. Escudero served as Principal at Hallman & Burke, an international consulting firm, from July 2009 through September 2013. Mr. Escudero has a B.Sc. in Economics from the Francisco de Vitoria University and a Master’s degree in Corporate Finance and Investment Banking from the Options & Futures Institute. Mr. Escudero’s experience in merger and acquisitions, corporate finance, and international trade along with his education in economics and finance and investment banking qualifies him to serve on the Company’s Board.

William Wu has served as the managing director of Investment Banking at Glory Sun Securities Limited since January 2019. Mr. Wu previously served as the executive director and chief executive officer of Power Financial Group Limited from November 2017 to January 2019. Mr. Wu has served as a director of Asia Allied Infrastructure Holdings Limited since February 2015. Mr. Wu previously served as a director and chief executive officer of RHB Hong Kong Limited from April 2011 to October 2017. Mr. Wu served as the chief executive officer of SW Kingsway Capital Holdings Limited (now known as Sunwah Kingsway Capital Holdings Limited) from April 2006 to September 2010. Mr. Wu holds a Bachelor of Business Administration degree and a Master of Business Administration degree of Simon Fraser University in Canada. He was qualified as a chartered financial analyst of The Institute of Chartered Financial Analysts in 1996.

Mr. Wu previously worked for a number of international investment banks and possesses over 26 years of experience in the investment banking, capital markets, institutional broking and direct investment businesses. He is a registered license holder to carry out Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong). Mr. Wu has served as a member of the Guangxi Zhuang Autonomous Region Committee of the Chinese People’s Political Consultative Conference in January 2013. Mr. Wu’s experience in banking, capital markets, investment banking, Asian economic and banking dynamics, and education in corporate finance and asset management qualifies him to serve on the Company’s Board.

Each of Lo Wah Wai, John Thatch Sassuan Lee, Jose Escudero and William Wu were recommended for election by the Company’s Chief Executive Officer, Chairman of the Board and/or the Nominating and Corporate Governance Committee at the time of their respective prior appointments to the Board

Information Regarding Opposing Slate of Directors

J. Marvin Feigenbaum, Barinder Athwal and Brian Mirman (collectively, the “Concerned Shareholder Group”) have notified the Company of their intent to nominate an alternative slate of individuals for election as directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. Our Board does not endorse any alternate director nominees. If the Concerned Shareholder Group proceeds with its alternative director nominations, you may receive proxy solicitation materials from or on behalf of the Concerned Shareholder Group, including an opposition proxy statement and proxy card. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Concerned Shareholder Group or any other statements that it may otherwise make.

13

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Each independent director (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide) is entitled to receive base cash compensation of $12,000 annually, provided such director attends at least 75% of all Board of Director meetings, and all scheduled committee meetings. Each independent director is entitled to receive an additional $1,000 for each Board of Directors meeting he or she attends, and an additional $500 for each committee meeting he or she attends, provided such committee meeting falls on a date other than the date of a full Board of Directors meeting. Each of the independent directors will also be eligible to receive discretionary grants of options or restricted stock under the Company’s 2019 Equity Incentive Plan, if approved. Non-independent members of the Board of Directors do not receive compensation in their capacity as directors, except for reimbursement of travel expenses.

Director Compensation

The following table sets forth the cash compensation and the value of stock options awards granted to the Company directors for their service during the Company’s fiscal year ended December 31, 2018:

	Fees Earned or	Stock	Option
Name	Paid in Cash	Awards	Awards (1)	Total
	($)	($)	($)	($)
Robert B. Fagenson (2)	7,500	-	8,200	15,700
Pamela Avallone (5)	19,000	-	8,200	27,200
Joseph Sanders	18,500	-	8,200	26,700
Warren Hurwitz (2)	8,000	-	8,200	16,200
Frank Heuszel (3)	9,500	-	-	9,500
William Lerner (2)	7,500	-	8,200	15,700
Clark Marcus (4)	19,500	-	8,200	27,700
Daniel DelGiorno	-	-	-	-
Heng Fai Ambrose Chan	-	-	-	-

(1) Represents the total grant date fair value of option awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 9 to our consolidated financial statements for the year ended December 31, 2018.

(2) Resigned as a director of the Company as of June 1, 2018.

(3) Mr. Heuszel’s service as a director of the Company commenced on July 30, 2018. As of April 11, 2019, Mr. Heuszel is no longer an independent director.

(4) Resigned as a director of the Company as of May 1, 2019.

(5) Resigned as a director of the Company as of October 1, 2019.

14

Board of Directors and Committees

The Company has determined that each of William Wu, Joseph Sanders, Sassuan Lee and Jose Escudero qualify as independent directors (as defined under Section 803 of the NYSE American LLC Company Guide).

In  fiscal 2018, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee. During the fiscal year ended December 31, 2018, the Board held 12 meetings and acted by written consent on 4 occasions. The Board’s independent directors met in executive session on one occasions outside the presence of the non-independent directors and management.

Audit Committee

The Company has separately designated an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held four meetings in 2018, and acted by written consent on two occasions. The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. As of year-end 2018, the Audit Committee was comprised of Frank D. Heuszel and Joseph Sanders. Currently, the Audit Committee is comprised of John Thatch and Sassuan Lee. Each of Mr. Thatch and Mr. Lee is qualified as an “audit committee financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933, as amended, and as an independent director as defined under Section 803 of the NYSE American LLC Company Guide. John Thatch serves as Chairman of the Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

Compensation and Management Resources Committee

The purpose of the Compensation and Management Resources Committee is to assist the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company’s executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans. The Compensation and Management Resources Committee held three meetings in 2018 and two meetings in 2019.

The Compensation and Management Resources Committee is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans. At the close of 2018, the Compensation and Management Resources Committee was comprised of Pamela Avallone, Clark Marcus and Joseph Sanders. Currently, the Compensation and Management Resources Committee consists of Jose Escudero, Sassuan Lee and Joseph Sanders, with Joseph Sanders as the Chairman. Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Section 803 of the NYSE American Company Guide). The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with its charter are to review and discuss with management and the Board the objectives, philosophy, structure, cost and administration of the Company’s executive compensation and employee benefit policies and programs; no less than annually, review and approve, with respect to the Chief Executive Officer and the other executive officers (a) all elements of compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; make recommendations to the Board with respect to the Company’s major long-term incentive plans applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the Chief Executive Officer and other executive officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; recommend to the Board for its approval a succession plan for the Chief Executive Officer, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business; review programs created and maintained by management for the development and succession of other executive officers and any other individuals identified by management or the Compensation and Management Resources Committee; review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee’s purpose.

15

The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management Resources Committee. The Company’s Chief Executive Officer does not attend any portion of a meeting where the Chief Executive Officer’s performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

The Compensation and Management Resources Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or other executive officer compensation or employee benefit plans, and has sole authority to approve the consultant’s fees and other retention terms. The Compensation and Management Resources Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. At the close of 2018, the Nominating and Corporate Governance Committee was comprised of Pamela Avallone, Clark Marcus and Joseph Sanders. Currently, the Nominating and Corporate Governance Committee consists of John Thatch, the Chairman of the committee, Sassuan Lee and Jose Escudero, each of whom is an independent director (as defined under Section 803 of the NYSE American LLC Company Guide). The Nominating and Corporate Governance Committee held three meetings in 2018, and did not act by written consent. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com. The Nominating and Corporate Governance Committee adheres to the Company’s By-Laws provisions and Securities and Exchange Commission rules relating to proposals by shareholders when considering director candidates that might be recommended by stockholders, along with the requirements set forth in the committee’s Policy with Regard to Consideration of Candidates Recommended for Election to the Board of Directors, also available on our website. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.

Code of Ethics

The Company has adopted a code of Ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Ethics covering all of our employees, directors and officers, is available on the Investors/Corporate Governance section of our web site at www.dsssecure.com.

16

Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals. Heng Fai Ambrose Chan currently serves as Chairman of the Board and Frank D. Heuszel currently serves as Chief Executive Officer and Interim Chief Financial Officer of the Company and as a member of the Board. Although no formal policy currently exists, the Board determined that the separation of these positions would allow our Chief Executive Officer to devote his time to the daily execution of the Company’s business strategies and the Board Chairman to devote his time to the long-term strategic direction of the Company. Our senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at our Company, two of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of corporate governance. Other general business risks such as economic and regulatory risks are monitored by the full Board. While the Board oversees the Company’s risk management, management is responsible for day-to-day oversight of risk management processes.

Compensation Risk Assessment

Our Board considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Board does not believe that our compensation program encourages excessive or inappropriate risk-taking. The Board believes that the design of our compensation program does not motivate imprudent risk-taking.

DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Corporate Governance/Charters section of our web site, www.dsssecure.com. Any security holder who desires the Nominating and Corporate Governance Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, Document Security Systems, Inc. Nominating and Corporate Governance Committee at 200 Canal View Boulevard, Suite 300, Rochester, New York 14623, not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting or if an annual meeting has not been held in the preceding year, 90 days prior the first Tuesday in April; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the General Criteria for consideration as a candidate referred to above. In addition, stockholders who wish to nominate a candidate for election to the Board of Directors must submit a written notice of such recommendation to the Company and strictly comply with all the requirements set forth in the Nominating and Corporate Governance Committee Policy With Regard to Consideration of Candidates Recommended for Election to the Board of Directors, a copy of which is also available on the Investors/Charters section of our web site. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written notice of recommendation addressed to: Document Security Systems, Inc., Nominating and Corporate Governance Committee, 200 Canal View Boulevard, Suite 300, Rochester, New York 14623. Each written notice must set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended, (b) a representation that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, (e) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected, and (f) a description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

17

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems, Inc., Board of Directors, Attention: Heng Fai Ambrose Chan, Chairman of the Board, 200 Canal View Boulevard, Suite 300, Rochester, New York 14623. All communications made by this means will be received by the Chairman of the Board.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is currently comprised of three independent directors (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2018.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

The Audit Committee has discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the NYSE AMERICAN LLC Exchange and the Audit Committee’s Charter.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Statement on Auditing Standards as adopted by the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Audit Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 15, 2019.

Pamela Avallone, Audit Committee Member (resigned as of October 1, 2019)

Brett L. Scott, Audit Committee Member (resigned as of October 10, 2019)

Stanley V. Grisham, Audit Committee Member (resigned as of October 1, 2019)

John Thatch, current Audit Committee Member

Sassuan Lee, current Audit Committee Member

EXECUTIVE OFFICERS

Our current executive officers consist of Frank D. Heuszel, our Chief Executive Officer and interim Chief Financial Officer, Jason Grady, our Chief Operating Officer, and Mr. Heng Fai Ambrose Chan, Chairman of the Board. The biographies of Mr. Heuszel and Mr. Chan are provided above in the information relating to the Company’s directors.

On July 11, 2019, the Board appointed Mr. Jason Grady as the Company’s Chief Operating Officer, effective July 15, 2019.

Since July 2018, Mr. Grady has been President of Premier Packaging Corporation (“PPC”), a multi-division folding carton and security packaging company and wholly-owned subsidiary of the Company. From April 2010 through July 2018, Mr. Grady served as the Company’s Vice President of Sales. Mr. Grady’s role included strategic leadership and driving key initiatives that include re-engineering sales organizations, new business development, international sales, sales management and corporate marketing. He was responsible for the overall management of multi-divisional sales including anti-counterfeit & authentication solutions, enterprise security software technologies, and document security printing. Prior to joining the Company, Mr. Grady served as Sales Director for the Paul T. Freund Corporation, a custom-ridged set up box manufacturer, from May 2009 to August 2010. Mr. Grady also served as Vice President of Marketing for Parlec, Inc., a multi-market machine tool manufacturer, from October 2004 to May 2009. Mr. Grady held the position of Marketing Manager for Fonte Health Care Solutions from December 2002 to October 2004 and previously served as Sales and Marketing Executive for OutStart, an enterprise e-learning software company. Mr. Grady obtained an undergraduate degree in marketing and design and a Masters Degree in Business Administration from the Rochester Institute of Technology.

18

At the close of 2018, the Company’s Named Executive Officers were Jeffrey Ronaldi, who served as the Company’s Chief Executive Officer, and Philip Jones, who served as the Company’s Chief Financial Officer. On March 27, 2019, in anticipation of the departure of Jeffrey Ronaldi from his position as the Company’s Chief Executive Officer, the Board of Directors of the Company determined to reassign Mr. Ronaldi’s responsibilities to Philip Jones, who was then serving as the Company’s Chief Financial Officer. Mr. Ronaldi’s employment as Chief Executive Officer then ended on April 10, 2019. On March 27, 2019, Philip Jones assumed the role of interim Principal Executive Officer in addition to his duties as Chief Financial Officer of the Company. On April 9, 2019, Mr. Jones tendered his resignation as Chief Financial Officer and interim Principal Executive Officer of the Company, with his departure from the Company effective April 17, 2019. Robert Bzdick, who formerly served as the Company’s President, resigned effective on August 1, 2018.

There are no familial relationships among any of our officers or directors. None of our executive officers has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our executive officers or any associate of any such officer is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Each executive officer serves at the pleasure of the Board of Directors.

There are no legal proceedings that have occurred within the past ten years concerning our executive officers which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by each of the persons serving as the Company’s Chief Executive Officer, Chief Financial Officer and President during 2018, referred to herein collectively as the “Named Executive Officers”, or NEOs, for services rendered to us for the fiscal years ended December 31, 2018 and 2017:

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards	Non- Equity Incentive Plan Compensation	All Other Compensation(2)		Total
						($)
Jeffrey Ronaldi	2018	$200,000	$67,263	$-	$-	$5,086		$272,349
Former Chief Executive Officer	2017	200,000	63,000	-	100,000	-		$363,000

Philip Jones	2018	199,038	-	-	25,000	-		$224,038
Former Chief Financial Officer	2017	150,000	-	-	-	-		$150,000

Robert B. Bzdick	2018	116,667	-	-	216,927	98,580	(3)	$432,174
Former President	2017	200,000	42,000	-	177,100	22,626		$441,726

(1)	Represents the total grant date fair value of restricted stock awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 9 to our financial statements for the year ended December 31, 2018.

(2)	Includes health insurance premiums and automobile expenses paid by the Company.

(3)	$80,000 of which represents severance payments made from August 2018 through December 2018.

19

Employment and Severance Agreements

Frank D. Heuszel was initially appointed as interim Chief Executive Officer and Chief Financial Officer on April 11, 2019 and April 17, 2019, respectively. On May 7, 2019, the Board appointed Mr. Heuszel as the Company’s permanent Chief Executive Officer. Pursuant to Mr. Heuszel’s executive employment agreement with the Company (the “Heuszel Employment Agreement”), dated August 27, 2019, Mr. Heuszel receives an annual salary of $165,000 and is eligible to receive an annual performance bonus, in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. In the event of a change in control of the Company or the termination of Mr. Heuszel’s employment without cause, Mr. Heuszel shall receive four-months’ salary, payable monthly. The Heuszel Employment Agreement has a one (1) year term and automatically renews for one (1) year periods unless otherwise terminated.

On July 11, 2019, the Board appointed Mr. Jason Grady as the Company’s Chief Operating Officer, effective July 15, 2019. Pursuant to Mr. Grady’s executive employment agreement with the Company (the “Grady Employment Agreement”), dated September 5, 2019,, Mr. Grady shall receive an annual base salary of $200,000 and shall be eligible to receive an annual performance bonus, in cash and in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. In the event of a change in control of the Company or the termination of Mr. Grady’s employment without cause, he shall be entitled to receive four-month’s base salary. The Grady Employment Agreement has a one (1) year term and automatically renews for one (1) year periods unless otherwise terminated.

Pursuant to Mr. Heng Fai Ambrose Chan’s employment agreement with the Company and its subsidiary DSS Cyber Security Pte. Ltd. (the “Chan Employment Agreement”), dated September 23, 2019, effective July 15, 2019, Mr. Chan shall serve as a director of the Company and Chief Executive Officer of DSS Cyber Security Pte. Ltd. Mr. Chan shall receive an annual base salary of $250,000, payable quarterly in either cash or the Company’s common stock, subject to availability of shares under a shareholder-approved stock plan. The calculation of each quarterly payment of common stock shall be the Company’s average trading price for the last ten trading days of that quarter. Mr. Chan is also eligible to receive an annual performance bonus, in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. Mr. Chan has the option to have the bonus paid in Company common stock. In the event of a change in control of the Company or the termination of Mr. Chan’s employment without cause, Mr. Chan shall receive four-months’ salary, payable monthly. The Chan Employment Agreement has a one (1) year term and automatically renews for one (1) year periods unless otherwise terminated.

The Company’s previous Named Executive Officers, Robert Bzdick, Jeffrey Ronaldi and Philip Jones are no longer employed by the Company as of August 1, 2018, April 10, 2019, and April 17, 2019, respectively.

Mr. Jones was an at-will employee. If Mr. Jones’ employment had been involuntarily terminated by the Company, he would have been entitled to receive severance payments in the amount of four months current base-salary.

On July 31, 2018, the Company and Robert Bzdick entered into a Non-Compete Letter Agreement (the “Bzdick Agreement”) whereby the parties mutually agreed that Mr. Bzdick’s employment as President of the Company and Chief Executive Officer of Premier Packaging Corporation, a wholly-owned subsidiary of the Company, would terminate effective on August 1, 2018. The Bzdick Agreement voided and replaced Mr. Bzdick’s previous employment agreement with the Company, originally dated February 12, 2010, and amended on October 1, 2012, except for the non-competition and non-solicitation covenants contained therein, which were carried forward in their entirety to the new Bzdick Agreement.

Pursuant to the terms of the Bzdick Agreement, Mr. Bzdick received his regular wages and contractual bonus sum accrued through the separation date, Bzdick and also receives the sum of $16,000 per month, for a period of 19 months, as consideration for the two-year non-competition and non-solicitation restrictive covenants contained in the Bzdick Agreement, which are identical to the restrictive covenants contained in Mr. Bzdick’s previous employment agreement, which are now incorporated by reference into the Bzdick Agreement. In addition, the Company agreed to continue to pay the cost of Mr. Bzdick’s health, dental and vision insurance coverage for a period of 19 months or until he is eligible for such benefits from another employer, whichever is shorter. In the Bzdick Agreement, Mr. Bzdick specifically acknowledges that, among other remedies, the Company is entitled to cease all payments under the Bzdick Agreement and recoup all payments previously made in the event Mr. Bzdick revokes, violates or breaches the Bzdick Agreement, or discontinues any promised act under the Bzdick Agreement. Moreover, the Bzdick Agreement further provides that in the event Mr. Bzdick breaches the Agreement by bringing suit or filing a claim with an administrative agency, then he must, as a condition precedent, repay to the Company in cash all consideration received pursuant to the Bzdick Agreement. The Bzdick Agreement also contains standard mutual release and damages clauses, and a clause that provides that in any action for breach of the Bzdick Agreement, the prevailing party shall be entitled to recover attorneys’ fees from the opposing party.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers, which were outstanding as of December 31, 2018:

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested	Option Exercise Price	Option Expiration Date
	(#)	(#)	(#)	($)	($)
	Exercisable	Un-exercisable
Philip Jones	11,095	-	-	-	8.00	3/5/2019
	8,375	-	-	-	2.40	12/18/2019

Jeffrey Ronaldi	51,775	-	-	-	8.00	3/5/2019

Robert Bzdick	-	-	-	-	-	-

20

PROPOSAL NO.  2

RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C.

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for fiscal 2019.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, the Board of Directors  will review its future selection of the Company’s independent registered public accounting firm.

A representative of Freed Maxick CPAs, P.C. is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for audit and review services for the fiscal years ended December 31, 2018 and 2017 were approximately $125,117 and $119,106, respectively.

Audit Related Fees

The aggregate fees billed for other related services by our principal accountant, Freed Maxick CPAs, P.C., pertaining to the audit of the Company’s employee benefit plan and review of the stand-alone financial statements for one of the Company’s subsidiaries, for the years ended December 31, 2018 and 2017 were approximately $26,800 and $30,400, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for tax compliance, tax advice and tax planning during the years ended December 31, 2018 and 2017 were approximately $33,305 and $27,833, respectively.

All Other Fees

There were no fees billed by our principal accountant, Freed Maxick CPAs, P.C., for other services during the years ended December 31, 2018 and 2017.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

The Company’s Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick CPAs, P.C. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Freed Maxick CPAs, P.C in the most recent fiscal year. The percentage of hours expended on Freed Maxick CPAs, P.C.’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

21

PROPOSAL NO. 3

APPROVAL OF THE COMPANY’S 2020 EQUITY INCENTIVE PLAN

Our Board of Directors has approved the Company’s 2020 Equity Incentive Plan (the “2020 Incentive Plan”), subject to shareholder approval. A copy of the 2019 Plan is attached as Appendix [*] to this proxy statement. The following summary of the 2020 Incentive Plan is qualified by reference to the full text of the 2020 Incentive Plan.

General Details and Provisions of the Plan

Purpose of the Plan. The 2020 Incentive Plan was established by the Company to (i) promote the success and enhance the value of the Company by a) linking the personal interests of participants of the 2020 Incentive Plan to those of Company stockholders and b) providing participants with an incentive for outstanding performance; and (ii) provide flexibility to the Company in its ability to motivate, attract, and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its business is largely dependent.

The Board has the sole authority to implement, interpret, and/or administer the 2020 Incentive Plan unless the Board delegates (i) all or any portion of its authority to implement, interpret, and/or administer the 2020 Incentive Plan to a committee of the Board consisting of non-employee directors (the “Committee”), or (ii) the authority to grant and administer awards to non-executive employees of the Company under the 2020 Incentive Plan to an officer of the Company.

The 2020 Incentive Plan provides for the issuance of shares of Common Stock, including shares that may be issued related to the exercise of options awarded under the 2020 Incentive Plan, in an amount up to twenty percent (20%) of the total issued and outstanding shares of Common Stock as of December 31, 2019 (with additional shares to be authorized every first day of the next fiscal year in accordance with the 2020 Incentive Plan’s evergreen provision). The 2020 Incentive Plan shall be effective for 10 years, unless earlier terminated.

Employees, officers, directors, consultants and advisors of the Company or any affiliate of the Company (“Participants”) are eligible to receive an award under the 2020 Incentive Plan. The 2020 Incentive Plan provides Participants the opportunity to participate in the enhancement of shareholder value by the award of options and awards of Common Stock, granted as stock bonus awards, restricted stock awards, deferred share awards and performance-based awards, under the 2020 Incentive Plan. The 2020 Incentive Plan further provides for the Company to make payment of bonuses and/or consulting fees to certain Participants in options and Common Stock, or any combination thereof. As of the date hereof, the Company has 115 employees and 5 non-employee directors who may be Participants under the 2020 Incentive Plan; however, this does not include potential consultants or advisors who may be a Participant under the terms of the 2020 Incentive Plan or those who may become a Participant in the future. While our directors and our executive officers may participate in the 2020 Incentive Plan, the amounts and benefits that they may receive from the 2020 Incentive Plan (if any) has not been determined and is not currently determinable.

The market value of the Company’s Common Stock, as of the date that the Board of Directors approved the 2020 Incentive Plan, subject to shareholder approval, was $0.37 per share. No single participant under the 2020 Incentive Plan may receive more than 20% of all options awarded in a single year.

In the event of a corporate transaction involving the Company (including, without limitation, any merger, reorganization, consolidation, recapitalization, separation, liquidation, split-up, or share combination), the Committee shall adjust awards in any manner determined by the Committee to be an appropriate and equitable means to prevent dilution or enlargement of rights.

Evergreen Provision

Under the 2020 Incentive Plan, the Company will initially reserve shares of Common Stock for issuance to eligible employees, officers, directors, consultants, and advisors of the Company and its affiliates in amount equal to twenty percent (20%) of the then issued and outstanding shares of the Company’s Common Stock as of December 31, 2019, subject to adjustment. The 2020 Incentive Plan provides that on the first day of each fiscal year of the Company during the period beginning in fiscal year 2021 and ending on the second day of fiscal year 2029, the number of shares of Common Stock authorized to be issued under the 2020 Incentive Plan will be increased by an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Common Stock outstanding as of December 31 of the preceding fiscal year and (ii) an amount to be determined by the Company’s Board of Directors.

22

Stock Options

The Board, or the Committee, shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons who are to receive options under the 2020 Incentive Plan, (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, (iii) to determine the type of option granted (ISOs or Nonqualified Options), and (iv) to determine other such details concerning the vesting, termination, exercise, transferability and payment of such options. The Board or Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement.

The exercise price per share for Common Stock of options granted under the 2020 Incentive Plan shall be determined by the Board or Committee, but in no case shall be less than one hundred percent (100%) of the fair market value of the Common Stock (determined in accordance with the 2020 Incentive Plan) at the time the option is granted, provided that, with respect to ISOs granted to a person who holds ten percent (10%) or more of the total combined voting power of all classes of stock of the Company, the exercise price per share for Common Stock shall not be less than 110% of the fair market value of the Common Stock and the term of the ISO shall be no more than 5 years from date of grant. The fair market value of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its affiliates shall not exceed $100,000, or such other amount provided in Section 422 of the Internal Revenue Code.

ISOs under the 2020 Incentive Plan may not be transferred except by will or laws of descent and, during the lifetime of the recipient of the ISO, only be exercised by such recipient. Nonqualified Options may be transferred as a gift in accordance with the applicable securities laws and regulations and with any stock option agreement. Shares issued pursuant to the exercise of options may be endorsed with a legend restricting their transfer or sale.

Each option shall terminate not more than ten years from the date of the grant or at such earlier time as the option agreement may provide. For those who own more than 10% of the total combined voting power of all classes of stock of the Company or an affiliate of the Company, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the option agreement may provide.

Bonus, Deferred, and Restricted Stock Awards

The Board, or the Committee, may, in its sole discretion, grant awards of Common Stock in the form of bonus awards, deferred awards, and restricted stock awards. Each stock award agreement shall be in such form and shall contain such terms and conditions as the Board, or the committee, deems appropriate. The terms and conditions of each stock award agreement may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate stock award agreements need not be identical.

Performance Share Awards

The Board, or the Committee, may authorize grants of shares of Common Stock to be awarded upon the achievement of specified performance objectives, upon such terms and conditions as the Board, or the Committee, may determine. Such awards shall be conferred upon the Participant upon the achievement of specified performance objectives during a specified performance period, such objectives being set forth in the grant and including a minimum acceptable level of achievement and, optionally, a formula for measuring and determining the number of performance shares to be issued. Each performance share award agreement shall be in such form and shall contain such terms and conditions as the Board, or the Committee, deems appropriate. The terms and conditions of each performance share award may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate performance share award agreements need not be identical.

Adjustments

If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding options and other awards under the 2020 Incentive Plan, and (ii) the number of and class of shares then reserved for issuance under the 2020 Incentive Plan and the maximum number of shares for which awards may be granted to any Participant during a specified time period shall be appropriately and proportionately adjusted. The Board, or the Committee, shall make such adjustments, and its determinations shall be final, binding and conclusive.

23

Change in Control

If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the administrator of the 2020 Incentive Plan (the “Administrator”) or the board of directors of any entity assuming the obligations of the Company (the “Successor Board”), shall, as to outstanding options issued under the 2020 Incentive Plan, either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options either A) the consideration payable with respect to the outstanding shares of common stock in connection with the Corporate Transaction or B) securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such options being made partially or fully exercisable), within a specified number of days of the date of such notice, at the end of which period such options which have not been exercised shall terminate whether or not vested; or (iii) terminate such options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of common stock into which such option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such options being made partially or fully exercisable) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to clause (iii) above, in the case of a Corporate Transaction, the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding stock grants issued under the 2020 Incentive Plan, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such stock grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such stock grants either the consideration payable with respect to the outstanding shares of common stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of common stock comprising such stock grant (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

Plan Amendment or Termination.

Our Board has the authority to amend, suspend, or terminate our equity incentive plans, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. The 2020 Incentive Plan will terminate ten years after the earlier of (i) the date the 2020 Incentive Plan is adopted by the Board, and (ii) the date the 2020 Incentive Plan is approved by the shareholders, except that awards that are granted under the 2020 Incentive Plan prior to its termination will continue to be administered under the terms of the 2020 Incentive Plan until the awards terminate, expire or are exercised.

Federal Income Tax Consequences

Subject to other customary terms, the Company may, prior to certificating any Common Stock, deduct or withhold from any payment pursuant to a stock option or stock award agreement an amount that is necessary to satisfy any withholding requirement of the Company in which it believes, in good faith, is necessary in connection with U.S. federal, state, local or transfer taxes as a consequence of the issuance or lapse of restrictions on such Common Stock.

24

An individual who receives a grant of options (an “Optionee”) will generally not recognize any taxable income on the date Nonqualified Options are granted pursuant to the 2020 Incentive Plan. Upon exercise of the option, however, the Optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which Nonqualified Options are exercised equal to the amount of ordinary income recognized by those Optionees exercising options, and must comply with applicable tax withholding requirements. ISOs granted under the 2020 Incentive Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an Optionee recognizes no taxable income when the option is granted. Further, the Optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the Optionee, and the denial of a deduction for the Company, will not, however, apply if the Optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Other Information

The 2020 Incentive Plan will be effective January 1, 2020, subject to stockholder approval, and, subject to the right of the Committee to amend or terminate the 2020 Incentive Plan, will remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the 2020 Incentive Plan after [*].

The Committee may, at any time, amend, suspend or terminate the Plan, and the Committee may amend any award agreement; provided that no amendment may, in the absence of written consent to the change by the affected participant, materially alter or impair any rights or obligations under an award already granted under the 2020 Incentive Plan.

Required Vote

The affirmative vote of the holders of a majority of the Company’s common stock present at the annual meeting in person or by proxy and entitled to vote on this proposal is required to approve our 2020 Equity Incentive Plan.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN

25

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s Named Executive Officers included in the summary compensation table and related disclosures. The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Document Security Systems, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2019 Proxy Statement, as such compensation is disclosed in the Company’s 2019 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation and Management Resources Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 4 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS DISCLOSED IN THE SUMMARY COMPENSATION TABLE OF THIS PROXY STATEMENT.

26

PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its stockholders a non-binding advisory vote (similar to Proposal 4 above) on the compensation disclosed in the Company’s Proxy Statement of its executive officers who are named in the Proxy Statement’s summary compensation table for the year in question (the “named executive officers”). By voting on this frequency proposal, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s named executive officers occur every one, two or three years. Stockholders may also abstain from voting on the proposal.

The Board of Directors has determined that an advisory vote by the Company’s stockholders on executive compensation that occurs every year is the most appropriate alternative for the Company. While the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board of Directors recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on our compensation disclosures. However, shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of shareholders.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO CONDUCT AN ADVISORY STOCKHOLDER VOTE EVERY YEAR ON THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS NAMED IN THE PROXY STATEMENT’S SUMMARY COMPENSATION TABLE FOR THAT YEAR.

ANNUAL REPORT

For stockholders receiving this Proxy Statement, our Annual Report on Form 10-K as amended, and any amendments to the foregoing materials that are required to be furnished to stockholders, will be available on-line at www.proxyvote.com.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable New York law and our Bylaws. No stockholder proposals were received for consideration at our 2019 Annual Meeting of Stockholders.

27

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2020 Annual Meeting of Stockholders, it must be delivered to our Corporate Secretary at our principal executive offices by July 14, 2020, or no later than one hundred twenty (120) calendar days before the one-year anniversary of the date on which we first commenced mailing our proxy materials to stockholders in connection with this year’s Annual Meeting; provided, however, that if the date of the 2020 Annual Meeting of Stockholders is more than 30 days before or after December 9, 2020, notice by the stockholder must be delivered not later than the close of business on the later of (1) the 90th day prior to the 2020 Annual Meeting, or (2) the 10th day following the first public announcement of the date of the 2020 Annual Meeting.

Under our Bylaws, to be properly brought before the meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than 90 days prior to the meeting anniversary date of the immediately preceding annual meeting or if no annual meeting was held for any reason in the preceding year, 90 days prior to the first Wednesday in December. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and record address of the stockholder proposing such business, (3) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, and (4) any material interest of the stockholder in such business.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which we do not have notice prior to [*].

MISCELLANEOUS

The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company and other authorized persons such as The Proxy Advisory Group, LLC may solicit the return of proxies by telephone, telegram or personal interview. The Company will request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

The Company has engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $75,000 in total.

OTHER BUSINESS

The Board of Directors currently knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the Company at the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their best judgment.

Stockholders are urged to vote according to the instructions provided without delay.

By order of the Board of Directors

Wei Heng Fai Ambrose Chan Chairman of the Board
Rochester, New York
[*]

28